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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                 August 10, 2001


                              LANDSTAR SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                           021238                         06-1313069
 (State or other jurisdiction         (Commission File Number)              (IRS Employer
       of incorporation)                                                 Identification No.)


13410 Sutton Park Drive South, Jacksonville, Florida                    32224
      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code                (904) 390-1234


                                 Not Applicable
         (Former name or former address, if changed since last report).



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Item 5.  Other Events.

         As summarized in the press release attached as Exhibit 99.1, on August 14, 2001, Landstar System, Inc. announced that four separate Form 4 filings which were made on August 10, 2001 to report certain sales of Landstar stock by members of its management contained erroneous information with respect to the number of shares sold in the reported transactions. Corrected Form 4 filings reflecting the correct information are being filed. Exhibit 99.1 is incorporated herein by reference.


Item 7.  Exhibits.

99.1     Press Release of Landstar System, Inc., issued on August 14, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                LANDSTAR SYSTEM, INC.



Date:     August 14, 2001                       /s/ Michael Harvey
                                                ----------------------------
                                                Michael Harvey
                                                General Counsel


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